UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2006
Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400 Houston, Texas (Address of principal executive offices)	77060 (Zip Code)
281-618-0400
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 7.01. Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits
Second Amended and Restated Bylaws
Press Release

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective as of October 1, 2006, the Board of Directors of Helix Energy Solutions Group, Inc. (the “Company”) has adopted the amendment and restatement of the following sections of the Company’s Second Amended and Restated By-Laws to provide for a change in the title of “Chairman” to “Executive Chairman” and to provide that the duties of the officers shall be prescribed from time to time by the Board of Directors or the Executive Chairman (instead of the Board of Directors or Chief Executive Officer as previously provided):
     (i) "Section 5.06. Duties. The officers of the Corporation including, without limitation, the Executive Chairman, Vice Chairman, Chief Executive Officer, President, Chief Operating Officer, Executive and Senior Vice Presidents, Vice Presidents, Secretary, Treasurer, and Assistant Secretaries and Assistant Treasurer, if any, shall perform such duties as are from time to time prescribed by the Board of Directors or the Executive Chairman (excepting the Executive Chairman who shall report directly to the Board of Directors).”
     (ii) "Section 6.01. Certificates. The shares of the Corporation may be certificated or uncertificated, as provided under Minnesota law. Certificates shall be approved by the Board of Directors and signed by any two (2) of the Executive Chairman, President, Chief Financial Officer or Corporate Secretary. Each certificate shall state the name of the Corporation, that the Corporation is incorporated in Minnesota, the name of the person to whom it is issued, the number and class or series of shares represented thereby, the date of issue, the par value of such shares, if any, and may contain such other provisions as the Board may designate. Any or all of the signatures on the certificate may be a facsimile.”
     A copy of the Second Amended and Restated By-Laws, as amended, are attached hereto as Exhibit 3.1.
     In addition, also effective as of October 1, 2006, the Board of Directors appointed Owen Kratz to the office of Executive Chairman and Martin R. Ferron to the offices of President and Chief Executive Officer. Mr. Kratz will remain the Company’s principal executive officer (as contemplated by Rule 15d-14 of the Rules and Regulations promulgated pursuant to the Securities Exchange Act of 1934).
Item 7.01. Regulation FD Disclosure.
     Attached as Exhibit 99.1 and incorporated by reference herein is the press release issued by the Company on September 25, 2006 announcing the appointment of Owen Kratz to the office of Executive Chairman and Martin Ferron to the offices of President and Chief Executive Officer. This press release is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

Number	Description
3.1	Second Amended and Restated By-Laws of Helix Energy Solutions Group, Inc., as amended.

99.1	Press Release of Helix Energy Solutions Group, Inc. dated September 25, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 28, 2006

HELIX ENERGY SOLUTIONS GROUP, INC.
By:	/s/ LLOYD A. HAJDIK
Lloyd A. Hajdik
Vice President and Chief Accounting Officer

Index to Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated By-Laws of Helix Energy Solutions Group, Inc., as amended.

99.1	Press Release of Helix Energy Solutions Group, Inc. dated September 25, 2006.